LEHMAN BROTHERS HOLDINGS INC.

EXHIBIT 15.01

Letter of Ernst & Young LLP regarding Unaudited Interim Financial Information

October 11, 2005

To the Board of Directors and Stockholders of
Lehman Brothers Holdings Inc.

We are aware of the incorporation by reference in the following Registration Statements and Post Effective Amendments:

Registration Statement (Form S-3 No. 33-53651) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 33-56615) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 33-58548) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 33-62085) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 33-65674) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-14791) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-30901) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-38227) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-44771) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-50197) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-60474) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-61878) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-64899) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-75723) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-76339) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-108711) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-121067) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-3 No. 333-51913) of Lehman Brothers Inc.
Registration Statement (Form S-3 No. 333-08319) of Lehman Brothers Inc.
Registration Statement (Form S-3 No. 033-63613) of Lehman Brothers Inc.
Registration Statement (Form S-3 No. 033-28381) of Lehman Brothers Inc.
Registration Statement (Form S-3 No. 002-95523) of Lehman Brothers Inc.
Registration Statement (Form S-3 No. 002-83903) of Lehman Brothers Inc.
Registration Statement (Form S-8 No. 33-53923) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-8 No. 333-07875) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-8 No. 333-57239) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-8 No. 333-59184) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-8 No. 333-68247) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-8 No. 333-110179) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-8 No. 333-110180) of Lehman Brothers Holdings Inc.
Registration Statement (Form S-8 No. 333-121193) of Lehman Brothers Holdings Inc.

of our report dated October 11, 2005 relating to the unaudited consolidated interim financial statements of Lehman Brothers Holdings Inc. that is included in its Form 10-Q for the quarter ended August 31, 2005.

We are aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933 (the "Act"), is not a part of a registration statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

New York, NY